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                                EXHIBIT 23(j)(1)

                          INDEPENDENT AUDITORS' CONSENT
                                    KPMG, LLP

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                            INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
CNI Charter Funds:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors and Reports to Shareholders" in the Statement of Additional Information.

/s/ KPMG LLP

Los Angeles, California
January 24, 2003






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